UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2021

iShares® Gold Trust
(Exact name of registrant as specified in its charter)

New York	001-32418	81-6124036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC 400 Howard Street San Francisco, California 94105 Attn: Product Management Team iShares Product Research & Development
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	IAU	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 3, 2021, iShares Delaware Trust Sponsor, sponsor of iShares Gold Trust, issued a press release announcing a one-for-two reverse stock split of the shares of the registrant with an effective date of May 24, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Exhibit 99.1 Press release dated March 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2021

iShares Gold Trust*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Paul Lohrey
Name:	Paul Lohrey
Title:	Director, President and Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the sponsor of the trust.